SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: February 4, 1999



                           Powerhouse Resources, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Colorado                        0-111546                       84-0832977
   --------                        --------                       ----------
(State of other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



        1764 Platte Street, Suite 200 (river side) Denver, Colorado 80202
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (303) 964-9156

Item 5.  Other Events

     On the 13th day of January 1999, the United States District Court Judge signed the Stipulated Motion for Dismissal of a lawsuit brought before the Court by Powerhouse Resources, Inc., seeking the removal of Mr. Malcolm Stone as a Director of the Registrant. Mr. Stone agreed to resign and his letter of resignation was duly presented to the court as an exhibit to the Motion for Dismissal, which was granted.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   February 4, 1999                        Powerhouse Resources, Inc.


                                                By: /s/ Dennis C. Dowd
                                                   -----------------------------
                                                   Dennis C. Dowd